UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2016

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2016, Amyris, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) for the following purposes:

•	To elect the three Class III directors nominated by the Company’s Board of Directors (the “Board”) to serve on the Board for a three-year term.

•	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

•	To approve the issuance of shares of the Company’s common stock issuable upon the conversion of its 9.50% Convertible Senior Notes due 2019 issued in a private placement transaction in October 2015, upon the Company’s election to pay interest on such notes in shares of its common stock and upon the Company’s election to make any required early conversion payment of future interest upon conversion of such notes in shares of its common stock, in accordance with NASDAQ Marketplace Rule 5635(d) (“Proposal 3”).

•	To approve the issuance of shares of the Company’s common stock issuable upon the exercise of warrants sold in a private placement transaction in February 2016, in accordance with NASDAQ Marketplace Rule 5635(c) (“Proposal 4”).

•	To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares from 405,000,000 shares to 505,000,000 shares and the number of authorized shares of common stock from 400,000,000 shares to 500,000,000 shares (“Proposal 5”).

•	To act upon such other matters properly brought before the Annual Meeting or any postponement or adjournment thereof.

The following Class III directors were elected to the Board based on the following votes:

	For	Withhold	Broker Non-Vote
Philippe Boisseau	160,973,747	5,557,046	13,925,873
John Doerr	166,390,656	140,137	13,925,873
Patrick Yang	166,406,461	124,332	13,925,873

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
179,992,956	434,937	28,773	--

Proposal 3 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
166,268,846	201,727	60,220	13,925,873

Proposal 4 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
164,587,562	1,873,424	69,807	13,925,873

Proposal 5 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
178,655,096	1,542,767	258,798	--

No further business was brought before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: May 18, 2016	By:	/s/ Nicholas Khadder
Nicholas Khadder
SVP, Corporate Secretary, and General Counsel